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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        _________________________________



                                 Date of Report

                                  May 23, 2001
                               -----------------
                        (Date of earliest event reported)



                           BANKATLANTIC BANCORP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its Charter)



             Florida                     34-027228           65-0507804
  -------------------------------     ---------------    -----------------
  (State of other jurisdiction or    (Commission File     (IRS Employer
   incorporation or organization)        Number)         Identification No.)


      1750 East Sunrise Blvd.
      Ft. Lauderdale, Florida                          33304
   ------------------------------                     --------
  (Address of principal executive                    (Zip Code)
                 offices)
                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 23, 2001, the shareholders of BankAtlantic Bancorp, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation. On May 24, 2001, the Articles of Amendment, a copy of which are attached hereto as
Exhibit 4, were filed with the Secretary of State of the State of Florida and became effective.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit  4  -  Articles  of   Amendment  to  the   Company's   Articles  of
     Incorporation as filed with the Secretary of State of the State of Florida on May 24, 2001.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANKATLANTIC BANCORP, INC.



                                        By:  /s/James A. White
                                             James A. White
                                             Executive Vice President and
                                             Chief Financial Officer